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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 5, 2000



                             INFERENCE CORPORATION
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            (Exact name of Registrant as specified in its charter)

           Delaware                        000-26334                     953436352
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  (State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
of incorporation or organization)                                 Identification Number)


                                100 Rowland Way
                           Novato, California 94945
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (415) 893-7200



                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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     On May 31, 2000, Inference Corporation, a Delaware corporation, announced financial results for the quarter ended April 30, 2000. A copy of Inference's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.
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          99.1  Press Release dated May 31, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INFERENCE CORPORATION
                                  A Delaware Corporation


                                  By: /s/ PHILIP D. RANGER
                                      ------------------------------------------
                                      Philip D. Ranger
                                      Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number           Description of Exhibit
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99.1                     Press Release dated May 31, 2000